UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 29, 2004

Enpath Medical, Inc.

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-19467	41-1533300
(Commission File Number)	(IRS Employer Identification No.)

15301 Highway 55 West
Plymouth, Minnesota	55447
(Address of Principal Executive Offices)	(Zip Code)

(763) 559-2613
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 — Other Events

On November 29, 2004, Enpath Medical, Inc. issued a press release providing preliminary revenue guidance for the full year ending December 31, 2005 and announcing that it now has supply agreements with three major cardiac rhythm management companies for the distribution of its Myopore Rx™ epicardial steroid lead.

A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K

Section 9 — Financial Statement and Exhibits

Item 9.01 — Financial Statement and Exhibits

(c)           Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated November 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENPATH MEDICAL, INC.

Dated: November 29, 2004	By:	/s/ James D. Hartman
James D. Hartman
Chief Executive Officer